UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 13, 2014

Date of Report (Date of earliest event reported)

Auspex Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36292	95-4862842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3366 N. Torrey Pines Court, Suite 225 San Diego, CA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 558-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On June 13, 2014, at the request of Andreas Sommer, Ph.D., we entered into an amendment to his employment agreement pursuant to which he has transitioned from the position of Chief Scientific Officer of Auspex to that of Vice President, Research. In his new position, Dr. Sommer will report to Samuel Saks, M.D., our Chief Development Officer, and will continue to work for Auspex on a full-time basis. A copy of the employment agreement amendment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Employment Agreement Amendment dated June 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Auspex Pharmaceuticals, Inc.
Dated: June 13, 2014
	By:	/s/ Pratik Shah

Pratik Shah, Ph.D.
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Employment Agreement Amendment dated June 13, 2014.